STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 006 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at Fair Value	$ 487,832,558	$ 435,147,479
Receivables:
Notes Receivable from Participants	2,466,771	2,285,166
Employer Contributions	1,039,629	988,726
Dividends Receivable	20,201	19,277
Total Assets	491,359,159	438,440,648
Liabilities:
Dividends Payable to Participants	20,201	19,277
Net Assets Available for Benefits	$ 491,338,958	$ 438,421,371